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                                                                    EXHIBIT 10.2

                          ESSEX PROPERTY TRUST, INC.
                         PHANTOM STOCK UNIT AGREEMENT

          THIS AGREEMENT is entered into as of January 1, 1997 between the Company and Recipient.

                              WI T N E S S E T H:

          WHEREAS, the Company has determined that it would be to the advantage and in the interests of the Company and its stockholders to grant to Recipient the Phantom Stock Units provided for in this agreement;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this agreement hereby agree as follows:

          1.  Definitions.  Capitalized terms in this agreement shall have the
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following defined meanings:

              (a)  "Affiliate" shall have the meaning ascribed to such term in
                    ---------
     Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

              (b)  "Board" means the Board of Directors of the Company.
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              (c)  "Change in Control" means (i) the acquisition by stockholders
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     acting as a group (other than an acquisition from the Company or by the
     Company, the management of the Company or a Company-sponsored employee benefit plan) of twenty percent (20%) or more of the outstanding Stock;
     (ii) during any calendar year individuals who at the beginning of the year constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of the majority of the directors then still in office who either were directors at the beginning of the calendar year or whose election or nomination was previously so approved) cease for any reason to constitute at least a majority thereof; (iii) the approval by the Company's stockholders of a reorganization, merger, consolidation, sale or disposition of all or substantially all of the assets of the Company; or
     (iv) the approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

              (d)  "Committee" means any committee appointed by the Board to
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     administer this agreement and if no committee is so appointed then each reference herein to the Committee shall refer to the Board.

              (e)  "Company" means Essex Property Trust, Inc.
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              (f)  "Disability" means the Recipient's inability to properly
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     perform his employment or consulting duties by reason of any medically determinable physical or

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     mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

              (g)  "Fair Market Value" means, as of any date, the value of the
                    -----------------
     Stock determined as follows:

                   (i) Where there exists a public market for the Stock, the Fair Market Value shall be (A) the closing sales price for a share of Stock for the last market trading day prior to the time of the determination (or, if no sales were reported on that date, on the last trading date on which sales were reported) on the New York Stock Exchange, the Nasdaq National Market or the principal securities exchange on which the Stock is listed for trading, whichever is applicable or (B) if the Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Stock on the Nasdaq Small Cap Market, in each case, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                   (ii) In the absence of an established market of the type described in (i), above, for the Stock, the Fair Market Value thereof shall be determined by the Committee in good faith, and such determination shall be conclusive and binding on all persons.

              (h)  "Recipient" means Michael J. Schall.
                    ---------

              (i)  "Stock" means common stock of the Company.
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              (j)  "Termination Date" means January 1, 2002, the fifth (5th)
                    ----------------
     anniversary of Vesting Commencement Date.

              (k)  "Vesting Commencement Date" means January 1, 1997.
                    -------------------------

          2.  Phantom Stock Unit Award.  The Company hereby awards Recipient
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five thousand six hundred seventeen (5,617) Phantom Stock Units, which shall be credited to a Phantom Stock Unit Account maintained for Recipient.  Subject to
Section 10, each Phantom Stock Unit shall be deemed to be equivalent in value to one share of Stock.

          3.  Dividends.  Effective as of the payment date for each cash
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dividend on the Stock, the Company shall pay to Recipient cash equal to the product of (i) the number of Phantom Stock Units, and fractions thereof, held in Recipient's Phantom Stock Unit Account on the record date for such dividend, and
(ii) the dollar value of the dividend paid upon a single share of Stock.

          4.  Stock Dividends.  Effective as of the payment date (following the
              ---------------
Vesting Commencement Date) for each stock dividend on the Stock, additional Phantom Stock Units shall be credited to Recipient's Phantom Stock Account as of the record date for such dividend.

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The number of additional Phantom Stock Units that shall be credited to
Recipient's Phantom Stock Unit Account shall equal the number of shares of Stock, and fractions thereof, that Recipient would have received as Stock dividends had he been the owner on the record date for such Stock dividend of the number of shares of Stock equal to the number of Phantom Stock Units held in Recipient's Phantom Stock Unit Account on such record date.

          5.  Vesting.  The Phantom Stock Units credited from time to time to
              -------
Recipient's Phantom Stock Unit Account shall vest in accordance with the following schedule:

              (a) 10% of the number of Phantom Stock Units then credited to Recipient's Phantom Stock Unit Account will vest on January 1, 1999.

              (b) 50% of the number of Phantom Stock Units then credited to Recipient's Phantom Stock Unit Account (inclusive of previously vested Phantom Stock Units) will vest on January 1, 2000.

              (c) 80% of the number of Phantom Stock Units then credited to Recipient's Phantom Stock Unit Account (inclusive of previously vested Phantom Stock Units) will vest on January 1, 2001.

              (d) All remaining Phantom Stock Units credited to Recipient's Phantom Stock Unit Account will vest on January 1, 2002.

          6.  Redemption of Vested Phantom Stock Units.  As soon as practicable
              ----------------------------------------
following the Termination Date, the Company shall issue to Recipient the number of shares of Stock that equals the number of Phantom Stock Units, and fractions thereof, credited to Recipient's Phantom Stock Unit Account as of the Termination Date, or at the option of the Committee, the Company shall pay cash to Recipient equivalent to the Fair Market Value, determined as of the Termination Date, of all or a portion of the number of shares of Stock represented by the number of Phantom Stock Units, and fractions thereof, credited to Recipient's Phantom Stock Unit Account as of the Termination Date.

          7.  Redemption upon Change in Control.  Notwithstanding the foregoing,
              ---------------------------------
in the event of a Change in Control, all Phantom Stock Units credited to Recipient's Phantom Stock Unit Account immediately prior to the specified effective date of the Change in Control shall be fully vested and nonforfeitable. Immediately prior to the specified effective date of a Change in Control, the Company shall issue to Recipient the number of shares of Stock that equals the number of Phantom Stock Units, and fractions thereof, credited to Recipient's Phantom Stock Unit Account as of that date, or at the option of the Committee, the Company shall pay cash to Recipient equivalent to the Fair Market Value, determined as of that date, of all or a portion of the number of shares of Stock represented by the number of Phantom Stock Units, and fractions thereof, credited to Recipient's Phantom Stock Unit Account as of that date.

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          8.  Limits on Phantom Stock Unit Vesting.  The vesting of the Phantom
              ------------------------------------
Stock Units awarded hereunder may end before the Termination Date, as follows:

              (a) If Recipient voluntarily ceases to be an employee or consultant of the Company or an Affiliate during the term of this agreement, all Phantom Stock Units credited to Recipient's Phantom Stock Unit Account which have not vested in accordance with Section 5, above, shall be forfeited and Recipient shall not thereafter receive any of the benefits provided for in this agreement attributable to those forfeited Phantom Stock Units. Recipient shall not be deemed to have voluntarily ceased to be an employee or consultant of the Company or an Affiliate in the event Recipient terminates such employment or consulting relationship due to (i) death, (ii) Disability, (iii) a reduction in Recipient's compensation then in effect, other than a reduction comparable to reductions generally applicable to similarly situated employees or consultants of the Company or an Affiliate, as the case may be, or (iv) a material and adverse change in Recipient's position, duties, responsibilities or status with the Company or an Affiliate.

              (b) If during the term of this agreement, Recipient ceases to be a bona fide employee or consultant of the Company or an Affiliate for any reason other than Recipient's voluntary termination of such employment or consulting relationship, Recipient shall continue to vest in the Phantom Stock Units in accordance with Section 5, above, and shall be entitled to receive on the Termination Date all of the cash and/or shares of Stock attributable to the Phantom Stock Units credited to Recipient's Phantom Stock Unit Account as of the Termination Date.

              (c) If during the term of this agreement, Recipient dies while serving as an employee or consultant of the Company or an Affiliate, Recipient's estate or the person or persons to whom Recipient's rights under this agreement shall pass by will or the applicable laws of descent and distribution shall be entitled to receive on the Termination Date all of the cash and/or shares of Stock attributable to the Phantom Stock Units credited to Recipient's Phantom Stock Unit Account as of the Termination Date. Following Recipient's death, the Phantom Stock Units credited to Recipient's Phantom Stock Unit Account from time to time shall continue to vest in accordance with Section 5, above.

              (d) If Recipient is on a leave of absence from the Company or an Affiliate because of his or her Disability, or for the purpose of serving the government of the country in which the principal place of employment of Recipient is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Recipient shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment or a consulting relationship with the Company or an Affiliate except as the Committee may otherwise expressly provide. During Recipient's leave of absence, the Phantom Stock Units credited to Recipient's Phantom Stock Unit Account from time to time shall continue to vest in accordance with Section 5, above.

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          9.  Issuance of Stock Certificates.  As soon as practicable following
              ------------------------------
redemption of any Phantom Stock Units for shares of Stock, the Company shall, without transfer or issue tax and without other incidental expense to Recipient, deliver to Recipient at the office of the Company, attention of the Secretary, or such other place as may be mutually acceptable to the Company and Recipient, a certificate or certificates of such shares of Stock; provided; however, that such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. Recipient (and Recipient's spouse, if any) shall be required, as a condition precedent to acquiring such shares, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which other stockholders of the Company are subject at the time of such redemption.

          10.  Adjustments.  If there should be any change in a class of Stock,
               -----------
through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, or other change in the corporate structure of the Company, the Company may make appropriate adjustments in order to preserve, but not to increase, the benefits to Recipient, including adjustments of the number of Phantom Stock Units subject to this agreement.

          11.  Limitations on Transfer.  The proceeds upon redemption of Phantom
               -----------------------
Stock Units awarded hereunder shall, during Recipient's lifetime, be payable only to Recipient, and neither this agreement nor any right hereunder shall be transferable by Recipient by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Recipient to alienate, assign, pledge, hypothecate, or otherwise dispose of any right hereunder, except as provided for in this agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this agreement by notice to Recipient and this agreement and the Phantom Stock Units issued hereunder shall thereupon become null and void.

          12.  No Stockholder Rights.  Neither Recipient nor any person entitled
               ---------------------
to exercise Recipient's rights in the event of his death shall have any of the rights of a stockholder with respect to the Phantom Stock Units subject to this agreement, including without limitation, any dividend or voting rights (except as provided in Sections 3 and 4, above), except to the extent any certificates for Stock shall have been issued upon redemption of the Phantom Stock Units.

          13.  No Funding.  This agreement constitutes a mere promise by the
               ----------
Company to make payments and issue Stock in the future in accordance with its terms. Recipient has the status of a general unsecured creditor of the Company. Any cash payment will be paid from the general assets of the Company and nothing in this agreement will be construed to give Recipient or any other person rights to any specific assets of the Company. In all events, it is the intention

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of the Company and Recipient that the agreement be treated as unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          14.  No Effect On Terms Of Employment or Consulting Relationship.
               -----------------------------------------------------------
SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT OR CONSULTING CONTRACT TO THE CONTRARY, THE COMPANY OR AN AFFILIATE SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OR CONSULTING RELATIONSHIP OF RECIPIENT AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

          15.  Notice.  Any notice required to be given under the terms of this
               ------
agreement shall be addressed to the Company in care of its Secretary at the Office of the Company at 777 California Avenue, Palo Alto, California 94304, and any notice to be given to Recipient shall be addressed to him at the address given by him beneath his signature to this agreement, or such other address as either party to this agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          16.  Committee Decisions Conclusive.  All decisions of the Committee
               ------------------------------
upon any question arising under this agreement shall be conclusive.

          17.  Successors.  This agreement shall be binding upon and inure to
               ----------
the benefit of any successor or successors of the Company. Where the context permits, "Recipient " as used in this agreement shall include Recipient's executor, administrator, personal representative or other legal representative or the person or persons to whom Recipient's rights pass by will or the applicable laws of descent and distribution.

          18.  Withholding.  Recipient agrees to satisfy in cash, a certified
               -----------
check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States at the time of redemption of Phantom Stock Units awarded hereunder any applicable federal, foreign, state or local income tax or employment tax withholding obligation of the Company or Recipient's employer. The Committee, in its discretion, may permit the Company or Recipient's employer to satisfy its withholding obligations by withholding from Recipient cash or shares of Stock payable hereunder having a Fair Market Value sufficient to satisfy any applicable federal, foreign, state or local income or employment tax withholding obligation.

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          19.  California Law.  The interpretation, performance and enforcement
               --------------
of this agreement shall be governed by the laws of the State of California.

          IN WITNESS WHEREOF, the Company and Recipient have executed this agreement as of the day and year first above written.


                                  Essex Property Trust, Inc.

                                  By:  /s/ Keith R. Guericke
                                      ---------------------------------------
                                      Keith R. Guericke,
                                      Chief Executive Officer

                                              /s/ Michael J. Schall
                                      ---------------------------------------
                                                 Michael J. Schall

                                      c/o Essex Property Trust, Inc.
                                      777 California Avenue
                                      Palo Alto, CA 94304

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